UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2013. The net asset value (NAV) at that date was $17.88 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $15.70.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2013	Year Ended December 31, 2013
Cohen & Steers REIT and Preferred Income Fund at NAV[a]	–0.53%	4.48%
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	–5.64%	–0.80%
FTSE NAREIT Equity REIT Index[b]	–3.78%	2.47%
BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	–4.00%	–3.65%
Blended Benchmark—50% FTSE NAREIT Equity REIT Index/ 50% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	–3.79%	–0.45%
S&P 500 Index[b]	16.31%	32.39%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. market. The Standard & Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

U.S. equity markets had a strong year in 2013, benefiting from an improving labor market, a housing recovery, increased corporate spending and a stronger global economy. These factors also resulted in strengthening fundamentals for commercial real estate, giving many landlords the leverage to raise rents as new supply continued to lag behind the growth in demand. Amid this positive backdrop, real estate investment trusts (REITs) continued to exhibit strong cash flow growth and, as of the third quarter, had raised dividend payouts by an average of 9% from the prior year. However, REIT shares were negatively affected by a sharp rise in Treasury yields and concerns of higher interest rates after the Federal Reserve said in May that it was considering tapering quantitative easing (QE).

Investors responded by selling any asset they perceived as being sensitive to interest rates, including REITs. After rising 20% year to date through May 21, 2013, REITs fell 15% through the remainder of the year. And while they managed to produce a fifth straight year of positive total returns, their 2.5% gain versus 32.4% for the S&P 500 Index was the widest margin of underperformance in 15 years. Despite the concerns over rising Treasury yields, real estate values remained relatively stable in the private market. As a result of this divergence between public and private sentiment, most REITs ended the year trading for less than the current value of their underlying properties.

Short-Lease Property Sectors Generally Outperformed

Returns diverged broadly across the REIT universe, depending largely on a company's ability to grow cash flows in a rising-rate environment. This generally favored short-lease property types such as hotel REITs (27.2% total return1), which meaningfully outperformed all other sectors. Hotel companies are typically viewed as the least vulnerable to rising Treasury yields since they can raise room rates on a nightly basis, enabling them to quickly capture increasing economic activity. The self storage sector (9.5%) experienced exceptionally strong cash flow growth, driven by accretive acquisitions and reduced promotional activity. Industrial REITs (7.4%) also did well, as a strengthening economy led to increased

1  Property sector returns are based on the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

global trade, manufacturing and shipping volumes. In the shopping center sector (5.0%), expansion by anchor tenants helped offset headwinds from retailers under pressure from e-commerce. By contrast, investors viewed regional mall REITs (–1.0%) as more at risk to slowing retail sales.

The apartment sector (–6.2%) underperformed for a second straight year. Apartments were the only property sector to see meaningful supply growth, which, together with the overhang of a recovery in the "for-sale" housing market, threatened to slow the pace of income growth. Health care REITs (–7.1%) also struggled, affected more than others by interest-rate concerns due to their relatively "bond-like" cash flows. Free standing REITs (7.3%) also have long-term lease structures, but outperformed amid consolidation within the sector, including the notable merger of American Realty Capital Properties and Cole Real Estate.

Interest-Rate Concerns Impacted Exchange-Traded Preferred Securities

The rise in Treasury yields and meaningful outflows from preferred exchange-traded funds (ETFs) resulted in a negative return for the BofA Merrill Lynch Fixed-Rate Preferred Securities Index, which consists entirely of investment-grade exchange-traded securities. By contrast, below-investment-grade and non-rated preferred securities did better, benefiting from higher income rates and wider credit spreads, which helped dampen the negative effects of rising Treasury yields as spreads narrowed. In addition, preferred securities traded in the institutional over-the-counter (OTC) market had generally positive returns. This was largely attributable to the fact that the fixed-to-floating-rate structures that dominate the OTC market are much less sensitive to interest rates than the fixed-rate-for-life securities typically found in the retail exchange-traded market.

Fund Performance

The Fund had a positive total return for the year based on NAV and outperformed its blended benchmark. Based on market price, the Fund declined and underperformed its blended benchmark. The Fund's negative market-price performance reflected a challenging environment for closed-end funds broadly, as concerns of reduced monetary stimulus caused NAV discounts to widen across the closed-end-fund market.

Security selection in the preferred securities portion of the Fund was the dominant contributor to relative performance, as the Fund's allocation to preferreds had a positive absolute return compared with a decline in the preferred index. The majority of the Fund's preferred securities holdings were out-of-index positions in higher-yielding below-investment-grade securities, many of which were issued in the OTC market. Among these were a number of European companies, which generally featured higher income rates than what was available from U.S. issuers.

Stock selection among REITs also contributed to relative performance. In particular, the Fund benefited from favorable stock selection in the apartment and office sectors (the latter with a total return of 5.6% in the index), as well as stock selection in the hotel (27.2%), diversified (4.3%) and mixed-use office/industrial (5.6%) sectors. Detractors from relative returns included the Fund's underweight to free standing REITs, as well as stock selection in the shopping center and regional mall sectors.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return for the period.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund's performance for the year compared to its blended benchmark, which is not leveraged.

Investment Outlook

Over the coming year, we expect to see a continuing trend of improving economic growth and a modest rebound in inflation from historically low levels, driving further QE tapering and somewhat higher Treasury yields. Our economic view is modestly more positive than the consensus, as we expect job growth and recent gains in household wealth (due to strong stock-market returns and rising home values) to drive increased consumer spending. According to our estimates, this additional spending, plus a stronger global economy, should contribute to the creation of 2.7 million new jobs in 2014, accelerating from 2.2 million in 2013.

While we expect all property sectors to benefit from rising employment, our focus is on those we believe are the most attractively valued in the context of rising employment and consumer spending. In particular, we favor owners of high-quality retail assets, many of which trade at compelling valuations and continue to see healthy demand from national and regional retailers. We also see attractive value in offices located in urban markets benefiting from job growth in technology, media and life sciences. In the apartment sector, we expect household formation to accelerate as new jobs are added to the economy, releasing pent up demand for all forms of housing. By contrast, we have become more cautious toward industrial REITs, as we believe the market has underestimated the potential for increased supply. We remain cautious toward companies that own health care facilities and suburban offices.

Preferred Securities and Our Approach to Active Management of Interest-Rate Risk

In our view, the underperformance of REIT preferreds has created attractive values for long-term investors in many of these securities, particularly when considered in light of the strengthening of REIT credit fundamentals and commercial real estate demand. We continue to see good relative value in the space given the high income offered by REIT preferreds (roughly double that of investment-grade corporate bonds), as well as credit spreads that remain wide of historical levels. We believe that numerous securities are pricing in a much higher rate environment than currently exists, with many investment-grade securities offering yields similar to those reached in 2003-2008, when the 10-year Treasury yield averaged more than 4.0%.

Even with the potential long-term value in many REIT preferreds, we continue to position the portfolio generally defensively relative to interest-rate risk, while seeking opportunities to benefit from an economic recovery. Accordingly, we are focusing on securities with wide credit spreads and high coupons that have the most to gain from improving credit fundamentals. We also remain cautious toward

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

preferreds with tighter spreads, some of which we believe remain more vulnerable to a rising interest-rate environment.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN	JASON YABLON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering real assets including real estate, listed infrastructure, MLPs and commodities, as well as large cap value and preferred securities.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2013, leverage represented 29% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of five, six and seven years (where we effectively reduce our variable rate obligation and lock in our fix rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	29%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%
Weighted Average Term on Financing	4.4 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of December 31, 2013. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

December 31, 2013

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$67,763,847	5.6
Prologis	34,194,158	2.8
Ventas	32,079,034	2.7
Equity Residential	32,051,096	2.7
Vornado Realty Trust	27,652,935	2.3
Boston Properties	24,176,222	2.0
Public Storage	20,442,272	1.7
SL Green Realty Corp.	19,548,162	1.6
JPMorgan Chase & Co., 7.90%, Series I	18,208,014	1.5
UDR	16,608,575	1.4

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2013

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	71.0%
DIVERSIFIED	6.9%
American Assets Trust[a]		175,367	$5,511,785
Cousins Properties[a]		674,083	6,943,055
Duke Realty Corp.[a,b]		641,600	9,649,664
Forest City Enterprises, Class Aa,b,c		179,196	3,422,644
Vornado Realty Trust[a,b]		311,442	27,652,935
WP Carey[a]		91,044	5,585,549
			58,765,632
HEALTH CARE	6.5%
Aviv REIT[a]		158,317	3,752,113
Emeritus Corp.[a,c]		71,050	1,536,811
Health Care REIT[a,b]		282,837	15,151,578
Healthcare Trust of America, Class A		282,284	2,777,675
Ventas[a,b]		560,039	32,079,034
			55,297,211
HOTEL	5.5%
Hersha Hospitality Trust[a,b]		1,059,536	5,901,616
Hilton Worldwide Holdings[c]		152,660	3,396,685
Host Hotels & Resorts[a,b]		665,003	12,927,658
Hyatt Hotels Corp., Class Aa,b,c		81,114	4,011,898
Pebblebrook Hotel Trust[a]		259,300	7,976,068
Strategic Hotels & Resorts[a,c]		781,001	7,380,460
Sunstone Hotel Investors		444,220	5,952,548
			47,546,933
INDUSTRIALS	4.8%
First Industrial Realty Trust[a]		174,616	3,047,049
Gramercy Property Trust (Restricted)[c,d,e,f,g]		725,502	3,866,999
Prologis[a,b]		925,417	34,194,158
			41,108,206

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
OFFICE	11.0%
American Realty Capital Properties[a,b]		618,677	$7,956,186
Boston Properties[a,b]		240,871	24,176,222
Corporate Office Properties Trust[a]		320,421	7,590,774
Douglas Emmett[a]		382,532	8,909,170
Empire State Realty Trust, Class Aa		435,908	6,669,392
Hudson Pacific Properties[a,b]		296,511	6,484,696
Parkway Properties[a]		255,112	4,921,111
PS Business Parks[a]		104,131	7,957,691
SL Green Realty Corp.[a,b]		211,606	19,548,162
			94,213,404
RESIDENTIAL—APARTMENT	10.5%
Apartment Investment & Management Co.[a,b]		264,535	6,854,102
AvalonBay Communities[a]		65,019	7,687,196
Education Realty Trust[a]		648,131	5,716,515
Equity Residential[a,b]		617,912	32,051,096
Essex Property Trust[a]		76,806	11,022,429
Mid-America Apartment Communities[a]		161,297	9,797,180
UDR[a,b]		711,288	16,608,575
			89,737,093
SELF STORAGE	4.0%
CubeSmart[a,b]		327,876	5,226,343
Public Storage[a,b]		135,811	20,442,272
Sovran Self Storage[a]		130,024	8,473,664
			34,142,279
SHOPPING CENTERS	20.5%
COMMUNITY CENTER	5.6%
DDR Corp.[a,b]		606,974	9,329,190
Kimco Realty Corp.[a,b]		372,746	7,361,734
Ramco-Gershenson Properties Trust[a,b]		395,910	6,231,623
Regency Centers Corp.[a,b]		249,571	11,555,137
Tanger Factory Outlet Centers[a]		130,112	4,166,186
Weingarten Realty Investors[a,b]		317,235	8,698,584
			47,342,454

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
FREE STANDING	1.5%
National Retail Properties[a,b]		194,100	$5,887,053
Realty Income Corp.[a,b]		183,063	6,833,742
			12,720,795
REGIONAL MALL	13.4%
General Growth Properties[a,b]		804,854	16,153,420
Glimcher Realty Trust[a]		831,850	7,786,116
Macerich Co. (The)[a]		265,189	15,616,980
Simon Property Group[a,b]		445,346	67,763,847
Taubman Centers		116,829	7,467,710
			114,788,073
TOTAL SHOPPING CENTERS			174,851,322
SPECIALTY	1.3%
Digital Realty Trust[a,b]		220,854	10,848,347
TOTAL COMMON STOCK (Identified cost—$475,123,977)			606,510,427
PREFERRED SECURITIES—$25 PAR VALUE	22.3%
BANKS	7.7%
AgriBank FCB, 6.875%, ($100 Par Value)		26,000	2,566,689
Ally Financial, 7.25%, due 2/7/33[a,b,h]		244,274	6,194,789
Ally Financial, 7.375%, due 12/16/44[a]		239,651	6,084,739
Citigroup, 6.875%, Series K		51,050	1,293,607
CoBank ACB, 6.25%, 144A ($100 Par Value)[a,i]		33,000	3,178,312
CoBank ACB, 6.125%, Series G ($100 Par Value)		20,000	1,635,626
Countrywide Capital IV, 6.75%, due 4/1/33[a,b]		245,277	6,104,945
Countrywide Capital V, 7.00%, due 11/1/36[a]		362,112	9,179,539
Farm Credit Bank of Texas, 6.75%, 144Ai		53,000	5,329,812
First Niagara Financial Group, 8.625%, Series B		100,000	2,786,000
Huntington Bancshares, 8.50%, Series A ($1,000 Par Value)(Convertible)[a]		4,598	5,816,470
PNC Financial Services Group, 6.125%, Series Pa		192,500	4,860,625
US Bancorp, 6.50%, Series Fa		78,991	2,077,463
Wells Fargo & Co., 5.85%		53,100	1,251,567
Wells Fargo & Co., 6.625%		32,902	846,239
Zions Bancorp, 7.90%, Series Fa		168,802	4,527,270
Zions Bancorp, 6.30%, Series G		80,000	1,863,200
			65,596,892

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
BANKS—FOREIGN	0.8%
Barclays Bank PLC, 7.75%, Series IV (United Kingdom)		100,000	$2,533,000
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)[a]		172,192	4,335,795
			6,868,795
ELECTRIC—INTEGRATED	0.4%
Integrys Energy Group, 6.00%, due 8/1/73		158,209	3,789,106
FINANCE—INVESTMENT BANKER/BROKER	0.2%
Morgan Stanley, 6.875%		57,777	1,446,158
INSURANCE	5.0%
LIFE/HEALTH INSURANCE	0.4%
Principal Financial Group, 5.563%, Series A ($100 Par Value)		20,000	2,010,000
Principal Financial Group, 6.518%, Series B (FRN)		80,000	1,900,000
			3,910,000
LIFE/HEALTH INSURANCE—FOREIGN	0.7%
Aegon NV, 6.875% (Netherlands)[a]		158,294	3,920,942
Aviva PLC, 8.25%, due 12/1/41 (United Kingdom)		65,839	1,803,989
			5,724,931
MULTI-LINE	1.0%
Hanover Insurance Group/The, 6.35%, due 3/30/53		78,400	1,635,424
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		240,000	6,878,400
			8,513,824
MULTI-LINE—FOREIGN	1.3%
ING Groep N.V., 7.05% (Netherlands)		149,060	3,754,821
ING Groep N.V., 7.375% (Netherlands)[a]		294,873	7,489,774
			11,244,595
REINSURANCE	0.4%
Reinsurance Group of America, 6.20%, due 9/15/42		140,000	3,397,800

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
REINSURANCE—FOREIGN	1.2%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)		138,391	$3,137,324
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		106,000	2,598,060
Axis Capital Holdings Ltd., 6.875%, Series C (Bermuda)		32,514	766,680
Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)		94,092	2,381,469
Montpelier Re Holdings Ltd., 8.875% (Bermuda)[a]		40,035	1,076,541
			9,960,074
TOTAL INSURANCE			42,751,224
INTEGRATED TELECOMMUNICATIONS SERVICES	1.0%
Qwest Corp., 6.125%, due 6/1/53[a]		200,000	3,790,000
Qwest Corp., 7.00%, due 4/1/52		78,395	1,719,987
Qwest Corp., 7.375%, due 6/1/51[a,b]		146,586	3,390,534
			8,900,521
REAL ESTATE	6.8%
DIVERSIFIED	2.3%
Coresite Realty Corp., 7.25%, Series A		79,200	1,788,336
EPR Properties, 6.625%, Series F		119,700	2,536,443
Gramercy Property Trust, 8.125%, Series A		203,584	7,027,720
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a]		96,586	4,302,906
National Retail Properties, 5.70%		73,266	1,392,054
NorthStar Realty Finance Corp., 8.50%, Series D		119,300	2,778,497
			19,825,956
HOTEL	0.9%
Hersha Hospitality Trust, 6.875%, Series C		134,345	3,123,521
Hospitality Properties Trust, 7.125%, Series D		95,000	2,197,350
Pebblebrook Hotel Trust, 7.875%, Series Aa,b		100,000	2,497,000
			7,817,871
INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 7.875%, Series Bd		87,500	2,177,000
OFFICE	0.3%
Corporate Office Properties Trust, 7.375%, Series La,b		100,000	2,354,000

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
RESIDENTIAL—MANUFACTURED HOME	0.5%
Campus Crest Communities, 8.00%, Series A		119,068	$2,940,979
Equity Lifestyle Properties, 6.75%, Series C		60,843	1,397,868
			4,338,847
SHOPPING CENTERS	2.5%
COMMUNITY CENTER	1.6%
Cedar Realty Trust, 7.25%, Series Ba		219,000	5,037,000
DDR Corp., 6.50%, Series J		60,000	1,308,000
Inland Real Estate Corp., 8.125%, Series A		135,000	3,449,250
Saul Centers, 6.875%, Series C		79,140	1,755,325
Weingarten Realty Investors, 6.50%, Series Fa,b		101,803	2,303,802
			13,853,377
REGIONAL MALL	0.9%
CBL & Associates Properties, 7.375%, Series Da		324,982	7,718,323
TOTAL SHOPPING CENTERS			21,571,700
TOTAL REAL ESTATE			58,085,374
TRANSPORT—MARINE—FOREIGN	0.4%
Seaspan Corp., 9.50%, Series C (Hong Kong)[a]		69,774	1,841,336
Teekay Offshore Partners LP, 7.25%, Series A (Marshall Islands)		60,000	1,488,000
			3,329,336
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$184,451,324)			190,767,406
PREFERRED SECURITIES—CAPITAL SECURITIES	44.0%
BANKS	8.1%
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,700,000	5,264,000
Farm Credit Bank of Texas, 10.00%, Series Ia		5,000	5,840,625
Goldman Sachs Capital I, 6.345%, due 2/15/34[a]		3,250,000	3,288,561
Goldman Sachs Capital II, 4.00%, (FRN)[a]		15,500,000	10,974,000
JPMorgan Chase & Co., 7.90%, Series Ia,b		16,500,000	18,208,014
PNC Financial Services Group, 6.75%[a,b]		4,000,000	4,179,908
Regions Financial Corp., 7.375%, due 12/10/37[a]		2,797,000	3,027,487
Wells Fargo & Co., 7.98%, Series Ka,b		13,475,000	15,092,000
Zions Bancorp, 7.20%, Series J		3,000,000	3,030,000
			68,904,595

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
BANKS—FOREIGN	16.1%
Baggot Securities Ltd., 10.24%, 144A (Ireland) (EUR)[i]		1,774,000	$2,572,887
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[f]		4,400,000	4,757,500
Banco do Brasil SA/Cayman, 9.25%, 144A (Brazil)[a,i]		4,350,000	4,502,250
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN (Ireland)		1,200,000	1,768,333
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)[a,b]		3,375,000	3,602,812
Barclays Bank PLC, 7.75%, due 4/10/23 (United Kingdom)[a]		4,250,000	4,621,875
Barclays Bank PLC, 6.86%, 144A (United Kingdom)[a,f,i]		5,800,000	6,017,500
Barclays PLC, 8.00% (United Kingdom) (EUR)		2,050,000	2,842,999
Barclays PLC, 8.25% (United Kingdom)		4,720,000	4,882,250
BBVA Bancomer SA Texas, 6.75%, due 9/30/22, 144A (Mexico)[i]		2,800,000	2,989,000
BNP Paribas, 7.195%, 144A (France)[a,i]		2,900,000	3,008,750
BPCE SA, 9.00%, (France) (EUR)		1,850,000	2,707,290
Claudius Ltd. (Credit Suisse), 7.875% (Switzerland)[a]		3,000,000	3,228,750
Commerzbank AG, 8.125%, due 9/19/23, 144A (Germany)[a,i]		6,400,000	7,088,000
Credit Agricole SA, 8.125%, due 9/19/33, 144A (France)[a,i]		6,900,000	7,633,125
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)[i]		2,800,000	2,985,500
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[i]		3,005,000	3,178,689
Credit Suisse Group Guernsey I Ltd., 7.875%, due 2/24/41 (Switzerland)		1,450,000	1,584,125
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a,i]		7,640,000	7,945,600
HBOS Capital Funding LP, 6.85% (United Kingdom)		9,250,000	9,165,196
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[i]		8,442,000	12,093,165
KBC Bank NV, 8.00%, due 1/25/23 (Belgium)		3,800,000	4,180,000
Lloyds Banking Group PLC, 6.657%, 144A (United Kingdom)[i]		1,286,000	1,253,850

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
Nationwide Building Society, 10.25% (United Kingdom)		2,320,000	$4,418,074
Rabobank Nederland, 8.40% (Netherlands)		5,100,000	5,602,228
Rabobank Nederland, 11.00%, 144A (Netherlands)[a,i]		4,800,000	6,366,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)[a]		4,791,000	5,054,505
SMFG Preferred Capital, 9.50%, 144A (FRN) (Cayman Islands)[a,i]		2,500,000	3,103,125
Standard Chartered PLC, 7.014%, 144A (United Kingdom)[a,b,i]		2,250,000	2,380,748
UBS AG, 7.625%, due 8/17/22 (Switzerland)[a]		5,000,000	5,735,830
			137,269,956
FINANCE	2.3%
DIVERSIFIED FINANCIAL SERVICES	2.1%
General Electric Capital Corp., 7.125%, Series Aa		9,800,000	10,969,150
General Electric Capital Corp., 6.25%, Series Ba		7,000,000	7,257,453
			18,226,603
INVESTMENT BANKER/BROKER	0.2%
Charles Schwab Corp., 7.00%		1,500,000	1,669,500
TOTAL FINANCE			19,896,103
FOOD	0.8%
Dairy Farmers of America, 7.875%, 144Ad,i		68,100	7,210,088
INSURANCE	10.1%
LIFE/HEALTH INSURANCE	2.8%
AIG Life Holdings, 7.57%, due 12/1/45, 144Aa,f,i		3,000,000	3,405,000
AIG Life Holdings, 8.125%, due 3/15/46, 144Aa,i		4,475,000	5,358,812
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa,f,i		2,700,000	2,794,500
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,i		9,315,000	12,016,350
			23,574,662
LIFE/HEALTH INSURANCE—FOREIGN	1.5%
La Mondiale Vie, 7.625% (France)		8,250,000	8,786,250
Sumitomo Life Insurance Co, 6.50%, due 9/20/73, 144A (Japan)[i]		3,800,000	4,123,695
			12,909,945

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
MULTI-LINE	1.5%
American International Group, 8.175%, due 5/15/58, (FRN)[a]		7,223,000	$8,775,945
MetLife, 10.75%, due 8/1/69[a]		3,000,000	4,440,000
			13,215,945
MULTI-LINE—FOREIGN	1.1%
Aviva PLC, 8.25% (United Kingdom)		3,500,000	3,845,625
AXA SA, 8.60%, due 12/15/30 (France)[a]		1,400,000	1,727,250
AXA SA, 6.463%, 144A (France)[a,i]		4,050,000	4,141,125
			9,714,000
PROPERTY CASUALTY	0.3%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,i		2,700,000	2,916,000
PROPERTY CASUALTY—FOREIGN	1.3%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a,i]		3,750,000	4,256,250
RL Finance Bonds No. 2 PLC, 6.125%, due 11/30/43 (United Kingdom)		1,400,000	2,306,952
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)[a,i]		3,800,000	3,935,774
			10,498,976
REINSURANCE—FOREIGN	1.6%
Aquarius + Investments PLC, 8.25% (Switzerland)		6,000,000	6,555,000
Catlin Insurance Co., 7.249%, 144A (Bermuda)[a,f,i]		6,800,000	7,106,000
			13,661,000
TOTAL INSURANCE			86,490,528
INTEGRATED TELECOMMUNICATIONS SERVICES	1.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[a,i]		13,254	16,145,029
OIL & GAS EXPLORATION & PRODUCTION—FOREIGN	0.4%
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (Australia) (EUR)		2,500,000	3,740,183

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
PIPELINES	2.0%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[a]		8,500,000	$9,416,784
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series Ba		2,150,000	2,377,851
Enterprise Products Operating LP, 8.375%, due 8/1/66[a]		4,710,000	5,221,732
			17,016,367
UTILITIES	2.3%
ELECTRIC UTILITIES	0.9%
FPL Group Capital, 7.30%, due 9/1/67, Series Da		6,700,000	7,375,957
ELECTRIC UTILITIES—FOREIGN	0.4%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[i]		3,130,000	3,415,196
MULTI-UTILITIES	1.0%
Dominion Resources, 7.50%, due 6/30/66, Series Aa,b		5,184,000	5,598,720
PPL Capital Funding, 6.70%, due 3/30/67, Series A		3,000,000	3,032,181
			8,630,901
TOTAL UTILITIES			19,422,054
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$341,727,355)			376,094,903
		Principal Amount
CORPORATE BONDS	1.2%
INSURANCE—PROPERTY CASUALTY	0.6%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,i		$5,250,000	5,407,217
INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
Frontier Communications Corp., 9.00%, due 8/15/31[a]		3,000,000	2,962,500
REAL ESTATE—SHOPPING CENTERS	0.2%
General Shopping Finance Ltd., 10.00%, 144A (Cayman Islands)[d,i]		1,965,000	1,739,064
TOTAL CORPORATE BONDS (Identified cost—$9,744,479)			10,108,781

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.06%[j]		6,000,000	$6,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,000,000)			6,000,000
TOTAL INVESTMENTS (Identified cost—$1,017,047,135)	139.2%		1,189,481,517
WRITTEN CALL OPTIONS	0.0		(87,339)
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.2)		(335,124,422)
NET ASSETS (Equivalent to $17.88 per share based on 47,769,767 shares of common stock outstanding)	100.0%		$854,269,756
		Number of Contracts
WRITTEN CALL OPTIONS	0.0%
Gramercy Property Trust, USD Strike Price 5.73, 4/17/14		2,832	$(87,339)
TOTAL WRITTEN CALL OPTIONS (Premiums received—$57,682)			$(87,339)

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of this security is pledged as collateral in connection with the Fund's revolving credit agreement. $711,851,057 in aggregate has been pledged as collateral.

b  A portion of this security has been rehypothecated in connection with the Fund's revolving credit agreement. $312,353,394 in aggregate has been rehypothecated.

c  Non-income producing security.

d  Illiquid security. Aggregate holdings equal 1.8% of the net assets of the Fund.

e  Resale is restricted due to a lock-up period on all shares, expiring on March 25, 2014. Aggregate holdings equal 0.5% of the net assets of the Fund, all of which are illiquid.

f  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 3.3% of the net assets of the Fund.

g  All or a portion of this security is segregated as collateral in connection with written option contracts. $103,560 in aggregate has been segregated as collateral.

h  A portion of this security is segregated as collateral for open forward foreign currency exchange contracts. $1,902,000 in aggregate has been segregated as collateral.

i  Resale is restricted to qualified institutional investors. Aggregate holdings equal 19.4% of the net assets of the Fund, of which 1.0% are illiquid.

j  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	7,301,000	USD	9,937,552	1/3/14	$(106,429)
Brown Brothers Harriman	EUR	2,149,529	USD	2,936,493	1/3/14	(20,612)
Brown Brothers Harriman	EUR	1,781,024	USD	2,436,868	1/3/14	(13,285)
Brown Brothers Harriman	GBP	1,550,665	USD	2,531,042	1/3/14	(36,782)
Brown Brothers Harriman	GBP	1,423,151	USD	2,328,480	1/3/14	(28,187)
Brown Brothers Harriman	GBP	1,040,102	USD	1,697,686	1/3/14	(24,671)
Brown Brothers Harriman	USD	13,633,700	EUR	9,892,209	1/3/14	(24,994)
Brown Brothers Harriman	USD	6,646,723	GBP	4,013,918	1/3/14	124
Brown Brothers Harriman	USD	1,837,633	EUR	1,339,344	1/3/14	4,901
Brown Brothers Harriman	EUR	9,909,734	USD	13,656,178	2/4/14	23,565
Brown Brothers Harriman	GBP	4,059,908	USD	6,720,780	2/4/14	(795)
						$(227,165)

Glossary of Portfolio Abbreviations

EUR   Euro Currency
FRN   Floating Rate Note
GBP   Great British Pound
REIT   Real Estate Investment Trust
USD   United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments in securities, at value (Identified cost—$1,017,047,135)	$1,189,481,517
Cash	7,012,933
Receivable for:
Dividends and interest	9,115,982
Investment securities sold	888,373
Unrealized appreciation on forward foreign currency exchange contracts	28,590
Other assets	4,164
Total Assets	1,206,531,559
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	255,755
Payable for:
Revolving credit agreement	350,000,000
Dividends declared on common shares	743,286
Investment management fees	667,865
Investment securities purchased	200,538
Options (Premiums received—$57,682)	87,339
Administration fees	58,086
Interest expense	35,994
Directors' fees	3,169
Other liabilities	209,771
Total Liabilities	352,261,803
NET ASSETS	$854,269,756
NET ASSETS consist of:
Paid-in capital	$852,404,758
Dividends in excess of net investment income	(165,204)
Accumulated net realized loss	(170,159,026)
Net unrealized appreciation	172,189,228
$854,269,756
NET ASSET VALUE PER COMMON SHARE:
($854,269,756 ÷ 47,769,767 shares outstanding)	$17.88
MARKET PRICE PER COMMON SHARE	$15.70
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(12.19)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Investment Income:
Dividend income	$30,841,760
Interest income	25,451,723
Rehypothecation income	67,821
Total Investment Income	56,361,304
Expenses:
Investment management fees	8,188,745
Interest expense	6,579,177
Administration fees	883,075
Line of credit fees	292,542
Custodian fees and expenses	192,145
Shareholder reporting expenses	117,174
Professional fees	106,115
Directors' fees and expenses	57,196
Transfer agent fees and expenses	22,681
Registration and filing fees	9,238
Miscellaneous	96,242
Total Expenses	16,544,330
Net Investment Income	39,816,974
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	55,047,752
Options	52,056
Foreign currency transactions	(484,840)
Net realized gain	54,614,968
Net change in unrealized appreciation (depreciation) on:
Investments	(60,710,492)
Options	(29,657)
Foreign currency translations	(43,428)
Net change in unrealized appreciation (depreciation)	(60,783,577)
Net realized and unrealized loss	(6,168,609)
Net Increase in Net Assets Resulting from Operations	$33,648,365

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$39,816,974	$45,751,694
Net realized gain	54,614,968	45,276,227
Net change in unrealized appreciation (depreciation)	(60,783,577)	112,073,834
Net increase in net assets resulting from operations	33,648,365	203,101,755
Dividends to Common Shareholders from Net Investment Income	(57,622,528)	(57,690,641)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(4,871,290)	—
Total increase (decrease) in net assets applicable to common shares	(28,845,453)	145,411,114
Net Assets Applicable to Common Shares:
Beginning of year	883,115,209	737,704,095
End of year[a]	$854,269,756	$883,115,209

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $165,204 and $808,189, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2013

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$33,648,365
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(634,841,767)
Net purchases, sales and maturities of short-term investments	14,400,787
Net amortization of premium	423,465
Proceeds from sales and maturities of long-term investments	650,012,376
Net increase in dividends and interest receivable and other assets	(755,763)
Net decrease in interest expense payable, accrued expenses and other liabilities	(338,886)
Increase in premiums received from options	57,682
Net change in unrealized depreciation on options	29,657
Net change in unrealized depreciation on investments	60,710,492
Net change in unrealized depreciation on forward foreign currency exchange contracts	42,511
Net realized gain on investments	(55,047,752)
Cash provided by operating activities	68,341,167
Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(4,871,290)
Dividends paid on common shares	(57,804,639)
Cash used for financing activities	(62,675,929)
Increase in cash	5,665,238
Cash at beginning of year	1,347,695
Cash at end of year	$7,012,933

Supplemental Disclosure of Cash Flow Information:

For the year ended December 31, 2013, interest paid was $6,615,406.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2013	2012	2011	2010	2009
Net asset value per common share, beginning of year	$18.37	$15.34	$15.63	$12.83	$8.51
Income (loss) from investment operations:
Net investment income	0.83 [a]	0.95 [a]	1.21	1.02	0.73
Net realized and unrealized gain (loss)	(0.13)[b]	3.28	(0.30)	2.76	4.46
Total from investment operations	0.70	4.23	0.91	3.78	5.19
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	(0.03)
Total dividends and distributions to preferred shareholders	—	—	—	—	(0.03)
Total from investment operations applicable to common shares	0.70	4.23	0.91	3.78	5.16
Less dividends and distributions to common shareholders from:
Net investment income	(1.20)	(1.20)	(1.20)	(1.00)	(0.71)
Tax return of capital	—	—	—	—	(0.13)
Total dividends and distributions to common shareholders	(1.20)	(1.20)	(1.20)	(1.00)	(0.84)
Anti-dilutive effect from the issuance of reinvested common shares	—	—	0.00 [c]	—	—
Anti-dilutive effect from the repurchase of common shares	0.01	—	—	0.02	—
Net increase (decrease) in net asset value per common share	(0.49)	3.03	(0.29)	2.80	4.32
Net asset value, per common share, end of year	$17.88	$18.37	$15.34	$15.63	$12.83
Market value, per common share, end of year	$15.70	$16.99	$14.15	$14.29	$10.35
Total net asset value return[d]	4.48%	28.45%	6.46%	31.63%	69.85%
Total market value return[d]	–0.80%	28.79%	7.41%	49.18%	87.76%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2013	2012	2011	2010	2009
Net assets applicable to common shares, end of year (in millions)	$854.3	$883.1	$737.7	$750.9	$620.3
Ratio of expenses to average daily net assets applicable to common shares	1.82%	1.63%	1.72%	1.87%	2.62%[e]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)	1.10%	1.10%	1.13%	1.22%	2.06%[e]
Ratio of net investment income to average daily net assets applicable to common shares	4.38%	5.45%	5.62%	6.08%	9.02%[e]
Ratio of expenses to average daily managed assets[f]	1.31%	1.15%	1.18%	1.26%	1.56%[e]
Portfolio turnover rate	51%	49%	52%	66%	81%
Preferred Shares/Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	344%	352%	311%	315%[g]	286%[g]
Asset coverage per $1,000 for revolving credit agreement	$3,441	$3,523	$3,108	$3,145	$2,862

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(0.17) and the total return on an NAV basis would have been 4.33%.

c  Amount is less than $0.005.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

f  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

g  For the period June 1, 2009 through June 15, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a sale on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of December 31, 2013.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock—Real Estate—Industrials	$41,108,206	$37,241,207	$—	$3,866,999	[b,c]
Common Stock—Real Estate—Other Industries	565,402,221	565,402,221	—	—
Preferred Securities—$25 Par Value—Banks	65,596,892	52,886,453	7,380,627	5,329,812	[d]
Preferred Securities—$25 Par Value—Insurance— Life/Health Insurance	3,910,000	1,900,000	2,010,000	—
Preferred Securities—$25 Par Value—Other Industries	121,260,514	121,260,514	—	—
Preferred Securities—Capital Securities—Banks— Foreign	137,269,956	—	132,851,882	4,418,074	[e]
Preferred Securities—Capital Securities—Food	7,210,088	—	—	7,210,088	[d]
Preferred Securities—Capital Securities—Other Industries	231,614,859	—	231,614,859	—

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Corporate Bonds	$10,108,781	$—	$10,108,781	$—
Money Market Funds	6,000,000	—	6,000,000	—
Total Investments[f]	$1,189,481,517	$778,690,395	$389,966,149	$20,824,973
Forward foreign currency exchange contracts	$28,590	$—	$28,590	$—
Total Appreciation in Other Financial Instruments[f]	$28,590	$—	$28,590	$—
Written Call Options	$(87,339)	$—	$(87,339)	$—
Forward foreign currency exchange contracts	(255,755)	—	(255,755)	—
Total Depreciation in Other Financial Instruments[f]	$(343,094)	$—	$(343,094)	$—

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Private placement in a public entity classified as a Level 3 is valued at a discount to quoted market prices to reflect a lock-up restriction ascribed to those shares.

c  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions.

d  Valued by a pricing service which utilized independent broker quotes.

e  Valued utilizing independent broker quotes.

f  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— Real Estate— Industrials	Preferred Securities— $25 Par Value— Banks	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Banks— Foreign	Preferred Securities— Capital Securities— Food	Corporate Bonds— Real Estate— Shopping Centers
Balance as of December 31, 2012	$30,131,705	$—	$—	$20,992,470	$—	$7,210,088	$1,929,147
Purchases	13,607,642	2,981,813	5,300,000	1,230,000	4,095,829	—	—
Sales	(16,028,800)	—	—	(16,028,800)	—	—	—
Realized gain (loss)	28,800	—	—	28,800	—	—	—
Change in unrealized appreciation (depreciation)	665,315	885,186	29,812	(381,845)	322,245	—	(190,083)
Transfers out of Level 3[a]	(7,579,689)	—	—	(5,840,625)	—	—	(1,739,064)
Balance as of December 31, 2013	$20,824,973	$3,866,999	$5,329,812	$—	$4,418,074	$7,210,088	$—

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $1,237,243.

a  As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2013, the Fund used significant observable inputs in determining the value of the same investments.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2013	Valuation Technique	Unobservable Inputs	Input Values
Common Stock—Real Estate—Industrials	$3,866,999	Market Price Less Discount	Liquidity Discount	7.5%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investment in Common Stock—Real Estate—Industrials are a discount to quoted market prices to reflect a lock-up restriction ascribed to those shares. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a foreign forward currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the year ended December 31, 2013, the Fund incurred $703,923 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $15,343 for the year ended December 31, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2013, totaled $633,948,300 and $640,234,207, respectively.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transactions in written options during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	4,136	109,738
Options expired	(1,304)	(52,056)
Options outstanding at December 31, 2013	2,832	$57,682

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2013 and the effect of derivatives held during the year ended December 31, 2013, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2013 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$28,590	Unrealized depreciation	$255,755
Option contracts	—	—	Payable for Options	87,339

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Depreciation
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$(423,219)	$(42,511)
Option contracts	Net Realized and Unrealized Gain (Loss)	52,056	(29,657)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund's forward foreign currency exchange contracts activity during the year ended December 31, 2013:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$14,460,671
Ending Notional Amount	20,376,958

At December 31, 2013, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Written call options	$—	$87,339

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilitites	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Morgan Stanley & Co. International PLC	$87,339	$—	$—	$87,339

a In some instances, the actual collateral pledged may be more than amount shown.

b Net amount represents the net payable due to the counterparty in the event of default.

Note 5. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended December 31,
	2013	2012
Ordinary income	$57,622,528	$57,690,641
Total dividends	$57,622,528	$57,690,641

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2013, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$1,018,575,341
Gross unrealized appreciation	$192,566,920
Gross unrealized depreciation	(21,660,744)
Net unrealized appreciation	$170,906,176

As of December 31, 2013, the Fund had a net capital loss carryforward of $164,486,678, which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryovers, of which $33,525,762 will expire on December 31, 2016 and $130,960,916 will expire on December 31, 2017. In addition, the Fund incurred short-term capital losses of $4,231,066, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2013, the Fund utilized net capital loss carryforwards of $49,803,949.

As of December 31, 2013, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund distributions, certain fixed income securities and foreign currency transactions. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $17,694,837, accumulated net realized loss was credited $862,676 and dividends in excess of net investment income was credited $16,832,161. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2013 and December 31, 2012, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2014 through the fiscal year ended December 31, 2014. During the year ended December 31, 2013, the Fund repurchased 305,767 Treasury shares of its common stock at an average price of $15.93 per share (including brokerage commissions) at a weighted average discount of 12.8%. These repurchases, which had a total cost of $4,871,290, resulted in an increase of $0.01 to the Fund's net asset value per share. During the year ended December 31, 2012, the Fund did not effect any repurchases.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Borrowings

Effective December 26, 2012, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund began paying a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $350,000,000. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days' notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of December 31, 2013, the Fund had outstanding borrowings of $350,000,000. During the year ended December 31, 2013, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 1.85%. As of December 31, 2013, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $312,353,394. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at December 31, 2013. During the year ended December 31, 2013, the Fund earned $67,821 in fees from rehypothecated securities.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers REIT and Preferred Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers REIT and Preferred Income Fund, Inc. (the "Fund") at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2014

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2013) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (6/27/03)	One Year	Five Years	Ten Years	Since Inception (6/27/03)
4.48%	26.15%	7.27%	8.38%	–0.80%	30.91%	6.20%	6.59%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2013 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $18,802,826. Additionally, 13.40% of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to Investment Policies

Effective September 17, 2013, the Board of Directors approved the Fund's use of short sales, provided that the dollar amount of short sales at any one time does not exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short does not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer. The Fund is also permitted to use interest rate swaps, swaptions and options without limit.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers[5] Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Investment Manager) since 2003 and its parent, Cohen & Steers, Inc. (CNS) since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Martin Cohen[5,6] Age: 65	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Disinterested Directors
Michael G. Clark Age: 48	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	2011 to present

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COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[6] Age: 71	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012, President since 2014; Board Member, United States Department of Defense Business Board, 2010-2014; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	22	2001 to present
George Grossman Age: 60	Director	Until next election of directors	Attorney-at-law	22	1993 to present
Richard E. Kroon Age: 71	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	22	2004 to present

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COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 70	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				22	2001 to present
Frank K. Ross Age: 70	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	22	2004 to present

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COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 67	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	22	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

5  Effective January 1, 2014, Martin Cohen, currently co-Chairman and co-CEO, became Executive Chairman of the Advisor. Robert Steers, currently co-Chairman and co-CEO, became the sole CEO, responsible for day-to-day leadership and management of the Advisor.

6  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 49	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 50	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
William F. Scapell Age: 46	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003
Thomas N. Bohjalian Age: 48	Vice President	Executive Vice President of CSCM (since 2012). Prior to that, Senior Vice President of the Advisor.	Since 2006
Yigal D. Jhirad Age: 49	Vice President	Senior Vice President of CSCM since 2007. Prior to that, Executive Director at Morgan Stanley and head of the portfolio and derivatives strategies group.	Since 2007
Francis C. Poli Age: 51	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 47	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006.	Since 2006
Lisa D. Phelan Age: 45	Chief Compliance Officer	Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL
		since 2007, 2006, 2005 and 2004, respectively. Vice President of CSCM from 2006-2008.	Since 2006

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COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

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Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Tina M. Payne Age: 39	Assistant Secretary

Senior Vice President and Associate General Counsel of CSCM since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc, (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.

Since 2007
Neil Bloom Age: 43	Assistant Treasurer	Vice President of CSCM since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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RNPAR

Annual Report December 31, 2013

Cohen & Steers REIT and Preferred Income Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
Audit Fees	$52,740	$52,740
Audit-Related Fees	$0	$0
Tax Fees	$6,400	$6,400
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2013	2012

Registrant	$6,400	$6,400
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee is the chairperson of more than one publicly-traded company;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•                  Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

(1) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We generally vote against auditor ratification if the fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.  We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).  Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.  Every award type is valued.  An estimated dollar cost for the proposed plan and all continuing plans is derived.  This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated.  If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines.  If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Agreements that include excessive excise tax gross-up provisions;

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price

(cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•                  Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of December 31, 2013, is set forth below.

Joseph Harvey • Vice president • Portfolio manager since 2004	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

Thomas N. Bohjalian • Vice President • Portfolio manager since 2006	Executive vice president of C&S. Previously, senior vice president of C&S.

William F. Scapell • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Jason A. Yablon • Vice President • Portfolio manager since 2012	Vice president of C&S. Previously, sell-side analyst at Morgan Stanley.

C&S utilizes a team-based approach in managing the registrant. Mr. Harvey, Mr. Scapell, Mr. Bohjalian and Mr. Yablon direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2013, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  One (1) of the 33 other accounts managed by Mr. Harvey, with total assets of $80.3 million, are subject to performance-based fees.

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	17	$18,663,424,000

• Other pooled investment vehicles	34	$14,655,400,000

• Other accounts	33	$4,170,492,000

Thomas N. Bohjalian

	Number of accounts	Total assets

• Registered investment companies	8	$12,727,515,000

• Other pooled investment vehicles	7	$11,133,229,000

• Other accounts	19	$2,075,871,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	9	$9,867,274,000

• Other pooled investment vehicles	2	$8,725,897,000

• Other accounts	8	$780,012,000

Jason A. Yablon

	Number of accounts	Total assets

• Registered investment companies	7	$8,538,876,000

• Other pooled investment vehicles	0	$0

• Other accounts	3	$879,542,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2013:

Dollar Range of Securities Owned

Joseph Harvey	None
Thomas N. Bohjalian	None
William F. Scapell	$10,000–$50,000

Jason A. Yablon	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S’s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees.

Compensation of C&S’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Harvey, Bohjalian and Yablon and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs

1/1/13 to 1/31/13	N/A	N/A	N/A	N/A
2/1/13 to 2/28/13	N/A	N/A	N/A	N/A
3/1/13 to 3/31/13	N/A	N/A	N/A	N/A
4/1/13 to 4/30/13	N/A	N/A	N/A	N/A
5/01/13 to 5/31/13	N/A	N/A	N/A	N/A
6/01/13 to 6/30/13	N/A	N/A	N/A	N/A
7/01/13 to 7/31/13	N/A	N/A	N/A	N/A
8/01/13 to 8/31/13	N/A	N/A	N/A	N/A
9/01/13 to 9/30/13	N/A	N/A	N/A	N/A
10/01/13 to 10/31/13	31,128	$16.45	31,128	N/A
11/01/13 to 11/30/13	161,377	$16.06	161,377	N/A
12/01/13 to 12/31/13	113,262	$15.61	113,262	N/A
Total	305,767	$15.93	305,767	N/A

Note: On December 10, 2013, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) effective January 1, 2014 through the fiscal year ended December 31, 2014.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 7, 2014